Exhibit 10.1

AMENDMENT NO. 1 TO FIRST AMENDED & RESTATED CREDIT AGREEMENT

This Amendment No. 1 to First Amended & Restated Credit Agreement (this “Amendment”), dated as of June 27, 2014, is by and among The Williams Companies, Inc., a Delaware corporation (“Borrower”), the Lenders party hereto, and Citibank, N.A., as administrative agent for the Lenders (the “Administrative Agent”).

WHEREAS, the Borrower, the Lenders, the Administrative Agent and Issuing Banks are parties to that certain First Amended and Restated Credit Agreement dated as of July 31, 2013 (the “Credit Agreement”; the capitalized terms of which are used herein unless otherwise defined herein);

WHEREAS, the Borrower has requested and the Required Lenders have agreed to amend the Credit Agreement as provided for herein.

NOW THEREFORE, in consideration of the premises and the mutual covenants, representations and warranties contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

AGREEMENT

Section 1. Amendment to Credit Agreement.

(a) The Table of Contents of the Credit Agreement is hereby amended by (i) re-numbering existing Section 9.20 as Section 9.21 and (ii) inserting “Section 9.20 – MLP Combination” in numerical order therein.

(b) Section 1.01 of the Credit Agreement is hereby amended by adding the following definitions in alphabetical order therein:

“ACMP General Partner” means the general partner of ACMP.

“ACMP” means Access Midstream Partners, L.P., a Delaware limited partnership and its successors and survivors.

“Designated General Partner” means the general partner of any Designated MLP.

“Designated MLP” means each master limited partnership which would be a Subsidiary of the Borrower but for the proviso at the end of clause (b) of the definition of “Subsidiary”.

“Designated MLP Entities” means each Designated MLP and its respective subsidiaries.

“MLP Combination” means any transaction, or series of related transactions, pursuant to which ACMP and WPZ combine, merge, or otherwise consolidate into one master limited partnership.”

“WPZ General Partner” means the general partner of WPZ.

“WPZ” means Williams Partners, L.P., a Delaware limited partnership and its successors and survivors.

(c) The definition of “consolidated” set forth in set forth in Section 1.01 of the Credit Agreement is hereby amended by inserting the word “Designated” immediately before the word “MLP” therein.

(d) Clause (b) of the definition of “Consolidated EBITDA” set forth in Section 1.01 of the Credit Agreement is hereby amended by replacing “the MLP or the General Partner, the MLP and the General Partner” with “any Designated MLP or any Designated General Partner, any Designated MLP or any Designated General Partner”.

(e) The definition of “General Partner” set forth in Section 1.01 of the Credit Agreement is hereby deleted.

(f) The definition of “GP Buy-in” set forth in Section 1.01 of the Credit Agreement is hereby amended by replacing “the General Partner to MLP” with “any Designated General Partner to the applicable Designated MLP”.

(g) The last paragraph of the definition of “Indebtedness” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows: “Notwithstanding the foregoing, Indebtedness of the Borrower will be deemed not to include Indebtedness of any Designated General Partner with respect to Indebtedness of any Designated MLP arising by operation of law due to such Designated General Partner’s position as a general partner of such Designated MLP.”

(h) The definition of “MLP” set forth in Section 1.01 of the Credit Agreement is hereby deleted.

(i) The definition of “MLP Entities” set forth in Section 1.01 of the Credit Agreement is hereby deleted.

(j) The definition of “MLP Partnership Agreement” set forth in Section 1.01 of the Credit Agreement is hereby deleted.

(k) The definition of “Non-Recourse Subsidiary” set forth in Section 1.01 of the Credit Agreement is hereby amended by replacing “the General Partner or the MLP” with “the WPZ General Partner or WPZ”.

(l) The proviso in clause (b) of the definition of “Subsidiary” set forth in Section 1.01 of the Credit Agreement is hereby amended by replacing “(1) the MLP and any of its Subsidiaries” with “(1) any Designated MLP Entity”.

(m) Section 5.09 of the Credit Agreement is hereby amended and restated in its entirety as follows:

Section 5.09 Maintenance of Ownership. At all times, the Borrower will (a) Control the WPZ General Partner, (b) maintain ownership free and clear of any Liens of at least 50% of the Equity Interests in the WPZ General Partner, and (c) cause the WPZ General Partner to maintain

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ownership free and clear of any Liens of at least 50% of the incentive distribution rights in WPZ; provided that nothing in this clause (c) shall prohibit (i) the WPZ General Partner’s ability to waive or reset its incentive distribution rights in WPZ or (ii) the termination of the incentive distribution rights in connection with a GP Buy-in.

(n) Section 6.01 of the Credit Agreement is hereby amended by (i) replacing “The Borrower will not permit any Subsidiary (other than Canadian Subsidiaries) or the General Partner” with “The Borrower will not permit any Subsidiary (other than Canadian Subsidiaries), the WPZ General Partner, or (so long as ACMP is a Designated MLP) the ACMP General Partner”, (ii) replacing “(and the General Partner, but only so long as the Borrower is the lender with respect to such indebtedness)” with “(and the WPZ General Partner and the ACMP General Partner, but only so long as the Borrower is the lender with respect to such indebtedness)” and (iii) replacing “nor the General Partner” with “nor the WPZ General Partner, nor (so long as ACMP is a Designated MLP) the ACMP General Partner”.

(o) Section 6.02 of the Credit Agreement is hereby amended by replacing “the MLP” with “WPZ”.

(p) Section 6.06 of the Credit Agreement is hereby amended by (i) inserting the word “Designated” immediately prior to “MLP” in subsection (i) thereof and (ii) replacing “the MLP Partnership Agreement” with “the partnership agreement or other operating agreement of the applicable Designated MLP Entity”.

(q) Section 6.07(a) of the Credit Agreement is hereby amended by replacing “5.00” with “5.50”.

(r) Section 6.07(b) of the Credit Agreement is hereby amended by replacing “4.50” with “4.75”.

(s) Article VII(f) of the Credit Agreement is hereby amended by replacing each instance of “the MLP” with “WPZ”.

(t) Article VII(g) of the Credit Agreement is hereby amended by replacing each instance of “the MLP” with “WPZ”.

(u) Article VII(h) of the Credit Agreement is hereby amended by replacing each instance of “the MLP” with “WPZ”.

(v) Article VII(i) of the Credit Agreement is hereby amended by replacing “the MLP” with “WPZ”.

(w) The existing Section 9.20 set forth in the Credit Agreement is hereby re-numbered as Section 9.21 and a new Section 9.20 is inserted therein in numerical order as follows:

“Section 9.20 MLP Combination. Notwithstanding any term or provision herein or in any other Loan Document, the parties hereto agree that any MLP Combination and any transaction related thereto is expressly permitted under this Agreement and each other Loan Document without any further action, waiver, consent or agreement by the Administrative

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Agent, the Arrangers, any other agent or any Lender from time to time party hereto; provided that, for the avoidance of doubt, the Borrower shall be required to comply with Section 6.07, notwithstanding this Section 9.20.”

Section 2. Condition to Effectiveness. This Amendment shall become effective (the “Amendment Date”) when the Administrative Agent shall have received counterparts of this Amendment duly executed by the Borrower and the Required Lenders.

Section 3. Representation and Warranty. The Borrower hereby represents and warrants that, as of the Amendment Date that:

(a) This Amendment has been duly executed and delivered by the Borrower and constitutes a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(b) The execution, delivery and performance by the Borrower of this Amendment do not contravene (i) the Borrower’s organizational documents or (ii) any material law or any restriction under any material agreement binding on the Borrower and will not result in or require the creation or imposition of any Lien prohibited by the Credit Agreement.

Section 4. Effect of Loan Document.

(a) The Credit Agreement and the Loan Documents remain in full force and effect, as amended hereby, and nothing herein shall act as a waiver of any of the Administrative Agent’s or Lenders’ rights under the Loan Documents, as amended, however denominated. After the Amendment Date, any reference to the Credit Agreement in any Loan Document shall be a reference to the Credit Agreement, as amended by this Amendment.

(b) This Amendment is a Loan Document for the purposes of the provisions of the other Loan Documents. Without limiting the foregoing, any breach of representations and warranties under this Amendment may be a Default or Event of Default under other Loan Documents as provided therein.

Section 5. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York and the applicable laws of the United States of America.

Section 6. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Transmission by facsimile or electronic transmission (i.e., pdf) of an executed counterpart of this Amendment shall be deemed to constitute due and sufficient delivery of such counterpart.

[REMAINDER OF THE PAGE IS INTENTIONALLY LEFT BLANK]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized officers as of the Amendment Date.

THE WILLIAMS COMPANIES, INC.

By:	/s/ Peter S. Burgess

Name:

Title:

Signature Page to Amendment No. 1 – The Williams Companies, Inc.

Lenders:

CITIBANK, N.A.
Individually and as Administrative Agent and
as an Issuing Bank

By:	/s/ Lisa Huang

Name:	Lisa Huang

Title:	Vice President

Signature Page to Amendment No. 1 – The Williams Companies, Inc.

BANK OF AMERICA, N.A.
Individually and as an Issuing Bank

By:	/s/ Ronald E. McKaig

Name:	Ronald E. McKaig

Title:	Managing Director

Signature Page to Amendment No. 1 – The Williams Companies, Inc.

Barclays Bank PLC
Individually and as an Issuing Bank

By:	/s/ Nina Guinchard

Name:	Nina Guinchard

Title:	Assistant Vice President

Signature Page to Amendment No. 1 – The Williams Companies, Inc.

JPMorgan Chase Bank, N.A. Individually and as an Issuing Bank

By:	/s/ Muhammad Hasan

Name:	Muhammad Hasan
Title:	Vice President

Signature Page to Amendment No. 1 – The Williams Companies, Inc.

Credit Agricole Corporate and Investment Bank, Individually and as an Issuing Bank

By:	/s/ Darrell Stanley

Name:	Darrell Stanley
Title:	Managing Director

By:	/s/ Michael D. Willis

Name:	Michael D. Willis
Title:	Managing Director

Signature Page to Amendment No. 1 – The Williams Companies, Inc.

The Bank of Nova Scotia, Individually and as an Issuing Bank

By:	/s/ Mark Sparrow

Name:	Mark Sparrow
Title:	Director

Signature Page to Amendment No. 1 – The Williams Companies, Inc.

THE ROYAL BANK OF SCOTLAND PLC

By:	/s/ Sanjay Remond

Name:	Sanjay Remond
Title:	Authorised Signatory

Signature Page to Amendment No. 1 – The Williams Companies, Inc.

UBS AG, Stamford Branch

By:	/s/ Jennifer Anderson

Name:	Jennifer Anderson
Title:	Associate Director

By:	/s/ Houssem Daly

Name:	Houssem Daly
Title:	Associate Director

Signature Page to Amendment No. 1 – The Williams Companies, Inc.

Wells Fargo Bank, N.A.

By:	/s/ Lawrence Robinson

Name:	Lawrence Robinson
Title:	Director

Signature Page to Amendment No. 1 – The Williams Companies, Inc.

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH

By:	/s/ Michael Spaight

Name:	Michael Spaight
Title:	Authorized Signatory

By:	/s/ Samuel Miller

Name:	Samuel Miller
Title:	Authorized Signatory

Signature Page to Amendment No. 1 – The Williams Companies, Inc.

DEUTSCHE BANK AG NEW YORK

By:	/s/ Ming K. Chu

Name:	Ming K. Chu
Title:	Vice President

By:	/s/ Andreas Neumeier

Name:	Andreas Neumeier
Title:	Managing Director

Signature Page to Amendment No. 1 – The Williams Companies, Inc.

Goldman Sachs Bank USA

By:	/s/ Michelle Latzoni

Name:	Michelle Latzoni

Title:	Authorized Signatory

By:	/s/ Andreas Neumeier

Name:

Title:

Signature Page to Amendment No. 1 – The Williams Companies, Inc.

MORGAN STANLEY BANK, N.A.

By:	/s/ Christopher Winthrop

Name:	Christopher Winthrop

Title:	Authorized Signatory

Signature Page to Amendment No. 1 – The Williams Companies, Inc.

ROYAL BANK OF CANADA

By:	/s/ Kristan Spivey

Name:	Kristan Spivey

Title:	Authorized Signatory

Signature Page to Amendment No. 1 – The Williams Companies, Inc.

Compass Bank

By:	/s/ Kathleen J. Bowen

Name:	Kathleen J. Bowen

Title:	Senior Vice President

Signature Page to Amendment No. 1 – The Williams Companies, Inc.

DNB Bank ASA, Grand Cayman Branch

By:	/s/ Philip F. Kurpiewski

Name:	Philip F. Kurpiewski

Title:	Senior Vice President

By:	/s/ Andrea Ozbolt

Name:	Andrea Ozbolt

Title:	First Vice President

Signature Page to Amendment No. 1 – The Williams Companies, Inc.

Mizuho Bank, Ltd.

By:	/s/ Leon Mo

Name:	Leon Mo

Title:	Authorized Signatory

By:

Name:

Title:

Signature Page to Amendment No. 1 – The Williams Companies, Inc.

SUMITOMO MITSUI BANKING CORPORATION,

By:	/s/ James D. Weinstein

Name:	James D. Weinstein

Title:	Managing Director

Signature Page to Amendment No. 1 – The Williams Companies, Inc.

TORONTO DOMINION (NEW YORK) LLC

By:	/s/ Masood Fikree

Masood Fikree

Authorized Signatory

Signature Page to Amendment No. 1 – The Williams Companies, Inc.

Bank of Tokyo-Mitsubishi UFJ

By:	/s/ Mark Oberreuter

Name:	Mark Oberreuter
Title:	Vice President

Signature Page to Amendment No. 1 – The Williams Companies, Inc.

U.S. Bank National Association

By:	/s/ John Prigge

Name:	John Prigge

Title:	Vice President

Signature Page to Amendment No. 1 – The Williams Companies, Inc.

JEFFERIES GROUP, LLC

By:	/s/ Mark Sahler

Mark Sahler
Managing Director

Signature Page to Amendment No. 1 – The Williams Companies, Inc.

BOKF NA, DBA BANK OF OKLAHOMA

By:	/s/ J. Nick Cooper

J. Nick Cooper
Vice President

Signature Page to Amendment No. 1 – The Williams Companies, Inc.

RAYMOND JAMES BANK, N.A.

By:	/s/ Scott G. Axelrod

Name:	Scott G. Axelrod
Title:	Vice President

Signature Page to Amendment No. 1 – The Williams Companies, Inc.